Scudder Horizon Advantage Variable Annuity
                          Prospectus dated May 1, 2001

                      Individual and Group Flexible Premium
                       Deferred Variable Annuity Contracts
                                   offered by
                       Glenbrook Life and Annuity Company
                                     through
                   Glenbrook Life Scudder Variable Account (A)

This Prospectus describes the Scudder Horizon Advantage Variable Annuity Contract ("Contract"). To learn more about the Contract, you may want to read the Statement of Additional Information ("SAI"), dated May 1, 2001. For a free copy of the SAI, contact us at:

Mailing Address:                            Overnight Mailing Address:
Scudder Horizon Advantage                   Scudder Horizon Advantage
Customer Service Center                     Customer Service Center
P.O. Box 80469                              2940 S. 84th Street
Lincoln, NE 68501-0469                      Lincoln, NE 68506
(800) 242-4402 (Scudder Direct)
(800) 257-9576 (AARP Investment Program Members)

We have filed the SAI with the U.S. Securities and Exchange Commission ("SEC") and have incorporated it by reference into this prospectus. The SAI's table of contents appears at the end of this Prospectus.

The SEC maintains an Internet Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information. You may also read and copy any of these documents at the SEC's public reference room in Washington, D.C. Please call 1-800-SEC-0330 for further information on the operation of the public reference room.

The Contract has 11 investment alternatives: 2 fixed account options -- standard and Dollar Cost Averaging (both pay a guaranteed minimum rate of interest), and 9 sub-accounts of the Glenbrook Life Scudder Variable Account (A). Money you direct to a sub-account is invested in a single portfolio of the Scudder Variable Series I* or Scudder Variable Series II. The 9 Scudder portfolios we offer through the sub-accounts under this Contract are:

Scudder Variable Series I

o        Balanced Portfolio
o        Bond Portfolio
o        Capital Growth Portfolio
o        Global Discovery Portfolio
o        Growth and Income Portfolio
o        International Portfolio
o        Money Market Portfolio
o        21st Century Growth Portfolio

Scudder Variable Series II
o        Growth Portfolio**

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* Effective May 1, 2001, Scudder Variable Life Investment Fund changed its name to Scudder Variable Series I.

** On May 1, 2001 the Large Company Growth Portfolio of the Scudder Variable Series I merged into the Growth Portfolio of the Scudder Variable Series II. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Fund.


Variable annuity contracts involve certain risks, including possible loss of principal.

o The investment performance of the portfolios in which the sub-accounts invest will vary.

o    We do not guarantee how any of the portfolios will perform.

o The Contract is not a deposit or obligation of any bank, and no bank endorses or guarantees the Contract.

o Neither the U.S. Government nor any federal agency insures your investment in the Contract.

Please read this Prospectus carefully before investing, and keep it for future reference. It contains important information about the Scudder Horizon Advantage Variable Annuity Contract.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Contract is designed to aid you in long-term financial planning. It is available to individuals, as well as to certain group and individual retirement plans. You may also purchase the Contract for use as an Individual Retirement Annuity that qualifies for special federal income tax treatment ("IRA").


This Prospectus is valid only when accompanied by current prospectuses for the Scudder Variable Series I and Scudder Variable Series II.

                                       2
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TABLE OF CONTENTS

GLOSSARY.......................................................................7
HIGHLIGHTS.....................................................................9
   The Contract................................................................9
   Right to Cancel............................................................10
   How to Invest..............................................................10
   Investment Alternatives....................................................10
   Transfers Among Investment Alternatives....................................11
   Fees and Expenses..........................................................12
   Access to Your Money.......................................................12
   Death Benefit..............................................................13
   Income Payments............................................................13
   Inquiries..................................................................14
EXPENSE TABLE.................................................................15
   Condensed Financial Information............................................17
CALCULATION OF YIELD AND TOTAL RETURNS........................................18
   Yields and Standard Total Return...........................................18
   Other Performance Data.....................................................19
GLENBROOK LIFE AND THE VARIABLE ACCOUNT.......................................20
   Glenbrook Life and Annuity Company.........................................20
   The Variable Account.......................................................21
THE FUNDS.....................................................................22
   Scudder Variable Series II.................................................22
   Investment Adviser for the Funds...........................................24
THE FIXED ACCOUNT OPTIONS.....................................................24
   General Description........................................................24
   Standard Fixed Account Option..............................................25
   The Dollar Cost Averaging Fixed Account Option.............................25
PURCHASING THE CONTRACT.......................................................26
   Purchasing the Contract....................................................26
   Right to Cancel............................................................26
   Crediting Your First Purchase Payment......................................26
   Allocating Your Purchase Payments..........................................27
   Accumulation Units.........................................................27
   Accumulation Unit Value....................................................27
TRANSFERS.....................................................................28
   Telephone Transfers........................................................29
   Dollar Cost Averaging......................................................29
   Automatic Portfolio Rebalancing............................................29
ACCESS TO YOUR MONEY..........................................................31
   Withdrawals................................................................31

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ANNUITY INCOME PAYMENTS.......................................................32
   Payout Start Date for Income Payments......................................32
   Variable Income Payments...................................................32
   Fixed Income Payments......................................................33
   Annuity Transfers..........................................................33
   Income Plans...............................................................34
DEATH BENEFITS................................................................35
   Death Benefit Payment Provisions...........................................35
   Death Benefit Amount.......................................................35
   Enhanced Death Benefit Rider...............................................36
EXPENSES......................................................................37
   Deductions from Purchase Payments..........................................37
   Withdrawal Charge..........................................................37
   Contract Maintenance Charge................................................37
   Administrative Expense Charge..............................................37
   Mortality and Expense Risk Charge..........................................37
   Taxes......................................................................38
   Transfer Charges...........................................................38
   Fund Expenses..............................................................38
FEDERAL TAX MATTERS...........................................................39
   Introduction...............................................................39
   TAXATION OF ANNUITIES IN GENERAL...........................................39
     Tax Deferral.............................................................39
     Non-natural Owners.......................................................39
     Diversification Requirements.............................................39
     Ownership Treatment......................................................40
     Taxation of Partial and Full Withdrawals.................................40
     Taxation of Annuity Payments.............................................41
     Taxation of Death Benefits...............................................41
     Penalty Tax on Premature Distributions...................................42
     Aggregation of Annuity Contracts.........................................42
     Tax Qualified Contracts..................................................42
     Restrictions Under Section 403(b) Plans..................................43
     Income Tax Withholding...................................................43
GENERAL MATTERS...............................................................44
   Owner......................................................................44
   Beneficiary................................................................44
   Assignments................................................................44
   Delay of Payments..........................................................44
   Modification...............................................................45
   Customer Inquiries.........................................................45
DISTRIBUTION OF THE CONTRACTS.................................................46
VOTING RIGHTS.................................................................46

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GENERAL PROVISIONS............................................................47
   Legal Proceedings..........................................................47
   Financial Statements.......................................................47
   Legal Matters..............................................................47
STATEMENT OF ADDITIONAL INFORMATION
   TABLE OF CONTENTS..........................................................48
CONDENSED FINANCIAL INFORMATION...............................................49

















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Glossary

     For your convenience, we are providing a glossary of the special terms we use in this Prospectus.

     accumulation period: The period that begins when we issue your Contract and ends when you receive annuity income payments. During the accumulation period, earnings accumulate on a tax-deferred basis.

     accumulation unit: The measurement we use to calculate the value of each sub-account at the end of each Valuation Period.

     accumulation unit value: The value of each accumulation unit that is calculated on each Valuation Date. Each sub-account of the Variable Account has its own accumulation unit value.

     annuitant: The person(s) you identify whose life we use to determine the amount and duration of annuity income payments. You may name joint annuitants at the time you select an income plan.

     beneficiary: The person(s) you select to receive the benefits of the Contract if no Owner is living.

     Contract Anniversary: Each anniversary of the issue date.

     Contract Value: The total value of your Contract. It is equal to the value you have accumulated under the Contract in the sub-accounts of the Variable Account plus your value in the fixed account options.

     Contract Year: A period of 12 months that starts on the issue date of your Contract or on any 12 month anniversary of that date.

     fixed account options: Two options to which you can direct your money under the Contract that provide a guarantee of principal and minimum interest. The fixed account options are the Dollar Cost Averaging fixed account option ("DCA Account") and the standard fixed account option. Fixed account assets are our general account assets.

     Funds: The Scudder Variable Series I and Scudder Variable Series II are open-end diversified management investment companies composed of portfolios in which the sub-accounts invest.

     income period: The period that begins on the Payout Start Date during which you will receive income payments under the income plan you choose.

     income plan: The plan you choose under which we will pay annuity income payments to you after the Payout Start Date based on the money you accumulate in the Contract. You can choose whether the dollar amount of the payments you receive will be fixed, or will vary with the investment results of the sub-accounts in which you are invested at that time, or whether you receive a combination of fixed and variable payments.

     investment alternatives: The sub-accounts of the Variable Account and the two fixed account options -- standard and Dollar Cost Averaging.

     issue date: The date we issue your Contract. We measure Contract Years and Contract Anniversaries from the issue date.

     Payout Start Date: The date on which we apply your money to provide annuity income payments.

     portfolio: A separate investment portfolio of the Fund in which a sub-account of the Variable Account invests.

     Qualified Contracts: Contracts issued under plans that qualify for special federal income tax treatment under Sections 401(a), 403(a), 403(b), 403A, 408 and 408A of the Internal Revenue Code.

     sub-account: A subdivision of the Variable Account that invests exclusively in shares of a single portfolio of the Fund. The investment performance of each sub-account is linked directly to the investment performance of the portfolio in which it invests.

     Valuation Date: Each day on which we value the assets in the sub-accounts. This is each day that the New York Stock Exchange ("NYSE") is open for trading. We are open for business on each day the NYSE is open.

     Valuation Period: The period between Valuation Dates that begins as of the close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time) on one Valuation Date and ends as of the close of regular trading on the next Valuation Date.

     Variable Account: Glenbrook Life Scudder Variable Account (A), a separate investment account composed of sub-accounts that we established to receive and invest purchase payments paid under the Contract.

     we, us, our, Glenbrook Life, the Company: Glenbrook Life and Annuity
Company.

     you, your, the Owner: The person having the privileges of ownership stated in the Contract.

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Highlights
         These highlights provide only a brief overview of the more important features of the Contract. More detailed information about the Contract appears later in this Prospectus. Please read this Prospectus carefully.

The Contract
         The Contract provides a way for you to invest on a "tax-deferred" basis in the fixed account options and in the Scudder portfolios through the sub-accounts of the Variable Account. "Tax-deferred" means that the earnings and appreciation on the money in your Contract are not taxed until either you take money out by a full or partial cash withdrawal or by annuitizing the Contract, or until we pay the death benefit.

         The Contract is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement. The tax-deferral feature is most attractive to people in high federal and state tax brackets. You should not buy this Contract if you are looking for a short-term investment or if you cannot take the risk of getting back less money than you put in.

         You can use the Contract with or without a qualified plan. A qualified plan is a personal retirement savings plan, such as an IRA or tax-sheltered annuity, that meets the requirements of the Internal Revenue code. Qualified plans may limit or modify your rights and privileges under the contract. We use the term "Qualified Contract" to refer to a Contract issued with a qualified plan. See "Qualified Plans" on page 42.

         Like all deferred annuity contracts, the Contract has two phases: the "accumulation period" and the "income period." During the accumulation period, you can allocate money to any combination of investment alternatives; any earnings are tax-deferred. The income period begins on the Payout Start Date. The money you can accumulate during the accumulation period, as well as the annuity income option you choose, will determine the dollar amount of any income payments you receive.

         The Contract is a "variable" annuity because the value of your Contract will go up or down depending on the investment performance of the sub-accounts in which you invest. If you select a variable income plan, the amount of your annuity payments in the variable plan will depend on the investment performance of the sub-accounts in which you invest. You bear the entire investment risk for your investments in the sub-accounts.

         You can also direct money to the fixed account options. We guarantee interest, as well as principal, on money placed in the fixed account options.

Right to Cancel
         You may return your Contract for a refund within 20 days or such longer period as your state requires after you receive it. As permitted by applicable federal or state law, the amount of the refund will be the total purchase payments you paid, plus or minus any gains or losses on the amounts you invested in the sub-accounts. We determine the value of the refund as of the date the Contract is returned to us. We will pay the refund within 7 days after we receive the Contract. The Contract will then be deemed void. In some states you may have more than 20 days, or receive a refund of the amount of your purchase payments.

How to Invest
         You can purchase a Contract for $2,500 or more ($2,000 for Qualified Contracts). You may make additional payments at any time during the accumulation period. Send your payments to:

Mailing Address:                    Overnight Mailing Address:
Scudder Horizon Advantage           Scudder Horizon Advantage
Customer Service Center                     Customer Service Center
PO Box 80469                                2940 S. 84th Street
Lincoln, NE 68501-0469                      Lincoln, NE 68506

Investment Alternatives
         You can invest your money in any of the following portfolios of the Scudder Variable Series I and Scudder Variable Series II, by directing your payments or transfers into the corresponding sub-accounts:

Balanced
Bond
Capital Growth
Global Discovery
Growth*
Growth and Income
International
Money Market
21st Century Growth


* Prior to May 1, 2001, the Growth Sub-Account was named Large Company Growth Sub-Account.

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Each sub-account invests exclusively in shares of one portfolio of the Fund.
Each portfolio's assets are held separately from the other portfolios and each portfolio has separate investment objectives and policies. The attached prospectus for the Fund more fully describes the portfolios. Zurich Scudder Investments, Inc. is the investment adviser for the portfolios. (Prior to January 1, 2001, the investment adviser for the portfolios was named Scudder Kemper Investments, Inc.)

         The value of your investment in the sub-accounts will fluctuate daily based on the investment results of the portfolios in which you invest, and on the fees and charges deducted. You bear investment risk on amounts you invest.

         You may also direct all or a portion of your money to two fixed account options: the standard fixed account option and/or the Dollar Cost Averaging fixed account option ("DCA Account") and receive a guaranteed rate of return. Money you place in the standard fixed account will earn interest for one year periods at a fixed rate that is guaranteed by us never to be less than 3.5%

         Purchase payments you place in the DCA Account will earn interest at an annual rate of at least 3.5%. The payments, plus interest, will be transferred out of the DCA Account within a year in equal monthly installments and placed in the sub-accounts and standard fixed account in the percentages you designate. You may not transfer money into the DCA Account from another investment alternative.

Transfers Among Investment Alternatives
         You have the flexibility to transfer assets within your Contract. At any time during the accumulation period, you may transfer amounts among the sub-accounts and between the standard fixed account option and any sub-account. Transfers cannot be made into the DCA Account.

         We currently do not impose a charge for any transfers. In the future, we may impose a $10 charge after the twelfth transfer in a Contract Year. We may restrict fixed account transfers. You may want to enroll in the Dollar Cost Averaging program or in the Automatic Portfolio Rebalancing program.

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Fees and Expenses
         We do not take any deductions from purchase payments at the time you buy the Contract. You invest the full amount of each purchase payment in one or more of the investment alternatives.

         We deduct two charges daily: a mortality and expense risk charge, equal on an annual basis to no more than 0.40% of the money you have invested in the sub-accounts, and an administrative expense charge, equal on an annual basis to no more than 0.30% of the money you have invested in the sub-accounts. If you select the Enhanced Death Benefit Rider, the daily mortality and expense risk charge is equal on an annual basis to no more than 0.50% of the money you have invested in the sub-accounts.

         We will deduct state premium taxes, which currently range from 0% to 3.5%, if you fully withdraw all of your Contract's value, if we pay out death benefit proceeds, or when you begin to receive annuity payments. We only charge you premium taxes in those states that require us to pay premium taxes.

         The portfolios deduct daily investment charges from the amounts you have invested in the portfolios. These charges currently range from 0.46% to 1.50% annually, depending on the portfolio. See the Expense Table in this Prospectus and the prospectus for the Fund.

Access to Your Money
         You may withdraw all or part of your Contract Value at any time during the accumulation period. The minimum amount you can withdraw is $50. Full or partial withdrawals are available under limited circumstances on or after the Payout Start Date. If your Contract's balance after a partial withdrawal would be less than $1,000, we will treat the withdrawal as a full withdrawal.

         We do not deduct any withdrawal charges. For Qualified Contracts issued under Internal Revenue Code ("Code") Section 403(b), certain restrictions apply. You may also have to pay federal income taxes and a penalty tax on any money you take out of the Contract.

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Death Benefit
         We will pay a death benefit before the Payout Start Date on any Owner's death or, if the Owner is not a natural person, on the annuitant's death.

         The death benefit amount will be the greater of:

o The total value of your Contract on the date we determine the death benefit; and o The total purchase payments you made to the Contract, less any prior withdrawals and premium taxes.

         If you select the enhanced death benefit rider, then the death benefit will be the greater of:

o The death benefit amount, as stated above, or
o The value of the Enhanced Death Benefit, described later in this Prospectus.

         If you do not take any withdrawals or make any purchase payments, the Enhanced Death Benefit will be the greatest value of your Contract on any Contract Anniversary.

Income Payments
         The Contract allows you to choose when to begin receiving periodic income payments. You may choose among several income plans to fit your needs. You may receive income payments for a specific period of time or for life (either single or joint life), with or without a guaranteed number of payments.

         You may choose to have income payments come from the fixed account, one or more of the sub-accounts, or both. If you choose to have any part of the payments come from the sub-accounts, the dollar amount of the income payments you receive may go up or down, depending on the investment performance of the portfolios you invest in at that time.

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Inquiries
         If you need additional information, please contact us at:

Scudder Horizon Advantage
Customer Service Center
P.O. Box 80469
Lincoln, NE 68501-0469
(800) 242-4402 (Scudder Direct)
(800) 257-9576 (AARP Investment Program Members)

Overnight Mailing Address:
Scudder Horizon Advantage
Customer Service Center
2940 S. 84th Street
Lincoln, NE 68506

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Expense Table
         The Expense Table illustrates the current expenses and fees under the Contract, as well as the Portfolios' fees and expenses for the 2000 calendar year. The purpose of this table is to help you understand the various costs and expenses that you will pay directly and indirectly. The Fund has provided the information on the Fund's expenses.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases                                        None
Deferred Sales Charge                                                  None
Surrender Fee                                                          None
Transfer Fee                                                           (1)

Annual Contract Fee                                                    None

Variable Account Annual Expenses
(as a percentage of your average daily net assets in the Variable Account)

         With the Enhanced Death Benefit
                  Mortality and Expense Risk Charge (2)                0.50%
                  Administrative Expense Charge                        0.30%
                                                                       -----
                  Total Variable Account Annual Expenses               0.80%

         Without the Enhanced Death Benefit
                  Mortality and Expense Risk Charge (2)                0.40%
                  Administrative Expense Charge                        0.30%
                                                                       -----
                  Total Variable Account Annual Expenses               0.70%

(1) We do not impose a transfer charge. We may in the future assess a $10 charge after the 12th transfer in a Contract Year. We do not count transfers due to Dollar Cost Averaging and Automatic Portfolio Rebalancing as transfers.

(2) If you receive variable periodic income payments, we will assess the mortality and expense risk charge during the payout phase of the Contract.

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PORTFOLIO ANNUAL EXPENSES (after voluntary reductions and reimbursements) (as a percentage of average daily net assets for the 2000 calendar year)

Scudder Variable Series I


                                  Management       Other         Total
Portfolio                           Fees          Expenses      Expenses
---------                           -----        ---------      --------
Balanced                            0.48%          0.06%             0.54%
Bond                                0.48%          0.10%             0.58%
Capital Growth                      0.45%          0.03%             0.48%
Global Discovery(2)                 0.82%          0.43%             1.25%
Growth and Income                   0.47%          0.07%             0.54%
International                       0.81%          0.15%             0.96%
Money Market                        0.37%          0.09%             0.46%
21st Century Growth(2)              0.15%          1.35%             1.50%

Scudder Variable Series II
Portfolio
Growth(3)                           0.60%          0.05%             0.65%

1.   Figures shown in the Table are for the year ended December 31, 2000.
2. Until April 1, 2002, the Portfolio's adviser has agreed to waive a portion of its fees to the extent necessary to limit "Total Portfolio Annual Expenses" of the Global Discovery Portfolio to 1.25% and the 21st Century Growth Portfolio to 1.50%. Without these fee waivers, "Total Portfolio Annual Expenses" for the Global Discovery Portfolio and 21st Century Growth Portfolio would have been 1.41% and 2.21% respectively.
3. Effective May 1, 2001, the Large Company Growth Portfolio merged into the Scudder Variable Series II Growth Portfolio.

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Example
The following example illustrates the expenses you would pay on a $1,000 investment, assuming a 5% annual return, if you continued the Contract, surrendered or annuitized at the end of each period.

(With the Enhanced Death Benefit (1))
Sub-Account                      1 Year     3 Years      5 Years      10 Years
-----------                      ------     -------      -------      --------

Balanced                           $14        $43          $74           $162
Bond                               $14        $44          $76           $167
Capital Growth                     $13        $41          $71           $155
Global Discovery                   $21        $65         $111           $240
Growth*                            $15        $46          $80           $174
Growth and Income                  $14        $43          $74           $162
International                      $18        $56          $96           $209
Money Market                       $13        $40          $70           $153
21st Century Growth                $24        $73         $124           $266

(1)    Total Variable Account Annual Expenses of 0.80%

* Prior to May 1, 2001, the Growth Sub-Account was named the Large Company Growth Sub-Account

You should not consider the example above to represent past or future expenses, performance or return. The assumed 5% return is hypothetical. Actual expenses and returns may be greater or less than those shown. Neither the fee table nor the examples reflect the deduction of any premium taxes. The example assumes that any fund expense waivers or reimbursement arrangements described in the footnotes above are in effect for the time periods presented.

Condensed Financial Information
         Condensed financial information for the sub-accounts is included at the end of this Prospectus.

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Calculation of Yield and Total Returns

Yields and Standard Total Return
         We may advertise the yields and standard average annual total returns for the sub-accounts. These figures will be based on historical earnings and are not intended to indicate future performance.

         Yields and standard total returns include all charges and expenses you would pay under the Contract -- the mortality and expense risk charge (0.40% for Contracts with the standard death benefit; 0.50% for Contracts with the Enhanced Death Benefit) and an administrative expense charge of 0.30%.

         The yield of the Money Market sub-account refers to the annualized investment income that an investment in the sub-account generates over a specified seven-day period. The effective yield of the Money Market sub-account is calculated in a similar way but, when annualized, we assume that the income earned by the investment has been reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment.

         The yield of a sub-account (except the Money Market sub-account) refers to the annualized income that an investment in the sub-account generates over a specified thirty-day period.

         The average annual total return of a sub-account assumes that an investment has been held in the sub-account for certain periods of time including the period measured from the date the sub-account began operations. We will provide the average annual total return for each sub-account that has been in operation for 1, 5, and 10 years, or the period since inception if less. The total return quotations will represent the average annual compounded rates of return that an initial investment of $1,000 would earn as of the last day of the 1, 5 and 10 year periods or the period since inception.

         The yield and total return calculations are not reduced by any premium taxes. Applying premium taxes will reduce the yield and total return of a Contract.

         For additional information regarding yield and total return calculations, please refer to the SAI.

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Other Performance Data
         We may disclose average annual total return in non-standard formats and cumulative total return. This means that the data may be presented for different time periods and different dollar amounts.

         We may also present historic performance data for the portfolios since their inception reduced by all fees and charges you would pay under the Contract -- the mortality and expense risk charge (0.40% for Contracts with the standard death benefit; 0.50% for Contracts with the Enhanced Death Benefit) and an administrative expense charge of 0.30%.

         Such adjusted historic performance includes data that precedes the inception dates of the sub-accounts, but is designed to show the performance that would have resulted if the Contract had been available during that time.

         We will only disclose non-standard performance data if we also disclose the standard performance data. For additional information regarding the calculation of other performance data, please refer to the SAI.

         Advertising, sales literature, and other communications may compare the expense and performance data for the Contract and each sub-account with other variable annuities tracked by independent services such as Lipper Analytical Services, Inc., Morningstar and the Variable Annuity Research Data Service. These services monitor and rank the performance and expenses of variable annuity issuers on an industry-wide basis. We may also make comparisons using other indices that measure performance, such as Standard & Poor's 500 Composite or the Dow Jones Industrial Average. Unmanaged indices may assume reinvestment of dividends but do not deduct administrative and management costs and expenses.

         We may report other information including the effect of tax-deferred compounding on a sub-account's returns, illustrated by tables, graphs, or charts. Tax-deferred compounding can lead to substantial long-term accumulation of assets, if the portfolio's investment experience is positive. Sales literature, advertisements or other reports may refer to A.M. Best's, Moody's and Standard & Poor's ratings of Glenbrook Life as an insurance company.

Glenbrook Life and the Variable Account

Glenbrook Life and Annuity Company
         Glenbrook Life and Annuity Company (we, us, Glenbrook Life) issues the Contract. We are a stock life insurance company that was organized under the laws of the State of Illinois in 1992 and redomesticated as a corporation under the laws of Arizona on December 28, 1998. We were originally organized under the laws of Indiana in 1965. From 1965 to 1983 we were known as "United Standard Life Assurance Company" and from 1983 to 1992 we were known as "William Penn Life Assurance Company of America." We are licensed to operate in Puerto Rico, the District of Columbia and all states except New York. We intend to market the Contract in those jurisdictions in which we are licensed to operate. Our main headquarters is located at 3100 Sanders Road, Northbrook, Illinois 60062.

         We are a wholly owned subsidiary of Allstate Life Insurance Company ("Allstate Life"), a stock life insurance company incorporated under the laws of the State of Illinois. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company ("Allstate"), a stock property-liability insurance company incorporated under the laws of Illinois. The Allstate Corporation owns all of the outstanding capital stock of Allstate.

         We entered into a reinsurance agreement with Allstate Life, effective June 5, 1992. Under the reinsurance agreement, fixed account purchase payments are automatically transferred to Allstate Life and become invested with the assets of Allstate Life. Allstate Life accepts 100% of the liability under such contracts. However, the obligations of Allstate Life under the reinsurance agreement are to us. We remain the sole obligor under the Contract to the Owners.

         Independent rating agencies regularly evaluate life insurers' claims-paying ability, quality of investments, and overall stability. A.M. Best Company assigns an A+ (Superior) financial strength rating to Allstate Life, which results in an A+r rating to Glenbrook due to the reinsurance with Allstate Life mentioned above. Standard & Poor's assigns an AA+ (Very Strong) financial strength rating and Moody's Investors Service assigns an Aa2 (Excellent) financial strength rating to Glenbrook, sharing the same ratings of its parent, Allstate Life. These ratings do not reflect the investment performance of the Variable Account. We may from time to time advertise these ratings in our sales literature.

The Variable Account
         We established the Glenbrook Life Scudder Variable Account (A) as a separate investment account on August 26, 1998 under Illinois law. The Variable Account became subject to Arizona law when we redomesticated on December 28, 1998. The Variable Account receives and invests purchase payments made under the Contracts. We may offer other variable annuities for which the Variable Account may receive and invest payments.

         Under Arizona law, the assets of the Variable Account are held separately from our other assets. That portion of the assets of the Variable Account equal to the reserves and other Contract liabilities with respect to the Variable Account is not chargeable with liabilities arising out of any other business Glenbrook Life may conduct. The income, gains and losses, realized or unrealized, from assets allocated to the Variable Account are credited to or charged against the Variable Account, without regard to other income, gains or losses of Glenbrook Life. The obligations under the Contracts are obligations of Glenbrook Life.

         The Variable Account is divided into sub-accounts. Each sub-account invests exclusively in shares of one of the portfolios of the Scudder Variable Series I or Scudder Variable Series II. We may add additional sub-accounts in the future, some of which may be available under other variable annuity contracts. We also reserve the right to discontinue sub-accounts in the future.

         The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended, (the "1940 Act") and meets the definition of a "separate account" under the federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Variable Account, the Fund, or Glenbrook Life by the SEC.

The Funds
         The Variable Account invests exclusively in shares of the Scudder Variable Series I and Scudder Variable Series II (the "Funds"). The Funds are registered with the SEC under the 1940 Act as open-end, diversified management investment companies.

         The Fund is designed to provide an investment vehicle for variable annuity contracts and variable life insurance policies.

         The general public may not purchase shares of the portfolios in which the sub-accounts invest ("underlying portfolios"). The investment objectives and policies of the underlying portfolios may be similar to those of other portfolios and mutual funds managed by the same investment adviser that are sold directly to the public. You should not expect that the investment results of other portfolios would be similar to those of the underlying portfolios.

         The sub-accounts invest exclusively in Class A shares of the following portfolios of:

Scudder Variable Series I

         Balanced
         Bond
         Capital Growth
         Global Discovery
         Growth and Income
          International
          Money Market
          21st Century Growth

Scudder Variable Series II

         Growth*

         Each portfolio represents, in effect, a separate mutual fund with its own distinct investment objectives and policies. The gains or losses of one portfolio have no effect on another portfolio's investment performance.

* Effective May 1, 2001, the Large Company Growth Portfolio merged into the Scudder Variable Series II Growth Portfolio.

         The investment objectives and policies of the portfolios available under the Contract are summarized below:

Portfolio           Investment Objective

Balanced This portfolio pursues a balance of growth and income from a diversified portfolio of equity and fixed income securities. The portfolio also seeks long-term preservation of capital through a quality-oriented investment approach that is designed to reduce risk.

Bond This portfolio pursues a policy of investing for a high level of income consistent with a high quality portfolio of debt securities.

Capital This portfolio seeks to maximize long-term capital growth Growth through a broad and flexible investment program.

Global Discovery This portfolio pursues above-average capital appreciation over the long term by investing primarily in the equity securities of small companies throughout the world.

Growth* This portfolio seeks long-term growth of capital through investment primarily in the equity securities of seasoned, financially strong U.S. growth companies.

Growth and Income This portfolio seeks long-term growth of capital, current income and growth of income.

International       This portfolio seeks long-term growth of capital principally from a diversified portfolio of foreign equity securities.

Money               This portfolio seeks to maintain the stability of capital
Market              and, consistent therewith, to maintain the liquidity of
                    capital and to provide current income. The Portfolio seeks to maintain a net asset value of $1.00 per share.

21st  Century       This portfolio pursues long-term growth of capital by
Growth              investing primarily in the common stocks of emerging growth companies that are poised to be leaders in the new century.
There can be no assurance that any portfolio will achieve its objective.

* Effective May 1, 2001, the Large Company Growth Portfolio merged into the Scudder Variable Series II Growth Portfolio

         The Scudder Variable Series I and Scudder Variable Series II prospectuses contain more complete information about the portfolios, including a description of the risks involved in investing in each portfolio. A copy of the Funds' prospectuses are attached to this Prospectus. You should read the Funds' prospectuses carefully before you invest.

Investment Adviser for the Funds
         Zurich Scudder Investments, Inc. (the "Adviser") is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. The Adviser manages daily investments and business affairs of the Fund, subject to the policies established by the Trustees of the Fund.
The Fixed Account Options
         Amounts you allocate or transfer to the fixed account options become part of our general account. Because of exemptive and exclusionary provisions, we have not registered interests in the general account under either the Securities Act of 1933 ("1933 Act") or the 1940 Act. Neither the general account nor any interests in it are generally subject to the provisions of the 1933 or 1940 Acts, and, as a result, the staff of the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. However, disclosures regarding the fixed account may be subject to the provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

         The general account includes all of our general assets, except those assets segregated in separate accounts such as the Variable Account. Unlike the Variable Account, all assets in the general account are subject to the general liabilities of our business operations. We bear the full investment risk for all amounts contributed to the general account. We have the sole discretion to invest the general account's assets, subject to applicable law. Amounts you direct into the fixed account options do not share in the investment experience of our general account.

General Description
         We guarantee that we will credit daily interest to the money you direct to the fixed account. The daily interest will equal or exceed the minimum guaranteed rate of 3.5%. We may declare higher or lower interest rates in the future. We determine interest rates at our sole discretion. We have no specific formula for determining fixed account interest rates. Amounts allocated to the fixed account options are not charged the Variable Account asset based charges of 0.70% (0.80% if you elect the Enhanced Death Benefit Rider).

Standard Fixed Account Option

     Money you direct to the standard fixed account option earns interest at a declared rate for one year. The declared rate is the current rate in effect at the time of your allocation or transfer. Once declared, the rate is guaranteed for 12 months. As each one year period expires, we will declare a renewal rate. On or about the end of each one year period, we will notify you of the new interest rate(s). It will not be less than the 3.5% guaranteed rate found in the Contract. We may declare more than one interest rate for different monies you have in the standard fixed account option based upon the date of your allocation or transfer into the standard fixed account.

     You may allocate all or a portion of your premium payment to the standard fixed account option. You may withdraw or transfer your money from the standard fixed account option at any time on a first-in, first-out basis. If you withdraw money from the standard fixed account, you will receive the amount you requested, minus any applicable premium taxes and tax withholding.

The Dollar Cost Averaging Fixed Account Option

     You may allocate all or a portion of your purchase payments to the Dollar Cost Averaging fixed account option (the "DCA Account"). Each purchase payment you place in the DCA Account will earn interest for up to one year at a declared rate of interest. The declared rate will be the current rate in effect at the time you direct your purchase payment into the DCA Account. The rate will never be less than 3.5%.

     Each purchase payment you direct into the DCA Account, and interest earned on that payment, will be transferred out of the DCA Account in equal monthly installments within one year. You can select fewer than 12 monthly transfers, but you may not select more than 12. At the end of 12 months from the date of your allocation to the DCA Account, we will transfer any remaining portion of the purchase payment and interest in the DCA Account to the Money Market sub-account.

     You must specify the investment alternatives that will receive the monthly installments. You must also specify the percentage (whole percentages only, totaling 100%) of each monthly installment that each investment alternative should receive.

     You can only put money into the DCA Account when you make purchase payments. You may not transfer funds into the DCA Account from other investment alternatives. Purchasing the Contract

Purchasing the Contract
         You may purchase the Contract with a first purchase payment of $2,500 or more ($2,000 for a Qualified Contract). We will issue the Contract if the annuitant and contract owner are age 90 or younger as of the date we receive the completed application. The first payment is the only payment we require you to make under the Contract. There are no requirements on how much to pay or how many payments to make. You decide the amount of each payment. You may add money to your Contract automatically through Automatic Additions. We may limit the dollar amount of purchase payments we will accept in the future.

Right to Cancel
         You may return your Contract to us for a refund within 20 days after you receive it, or such longer period as your state requires. As permitted by applicable federal or state law, the amount of the refund will be the total purchase payments you paid, plus or minus any investment gains or losses on the amounts you invested in the sub-accounts from the date of the allocation through the date we determine the refund. You will receive a full refund of the amounts you allocated to the fixed account options. We determine the value of the refund as of the date we receive the refunded Contract. We will pay the refund within 7 days after we receive the Contract. The Contract will then be deemed void. In some states you may have more than 20 days. If your state requires us to refund premium payments, your refund will equal the entire amount of the premium payments you paid.

Crediting Your First Purchase Payment
         When we receive a properly completed application with your first payment, we will credit that payment to the Contract within two business days of receiving the payment. If we receive an incomplete application, then we will credit the payment within two business days of receiving the completed application. If, for any reason, we do not credit the payment to your account within five business days, then we will immediately return the payment to you. You may, after receiving notice of our delay, specifically request that we do not return the payment. We reserve the right to reject any application.

         We will credit all additional payments to your Contract at the close of the Valuation Period in which we receive the payment.

Allocating Your Purchase Payments
         On the application, you instruct us how to allocate your purchase payments among the investment alternatives. You must allocate your payments to the investment alternative either in whole percentages (from 0% to 100% totaling 100%) or in whole dollars (totaling the entire dollar amount of your payment). Unless you send us written notice of a change, we will allocate each additional payment you make according to the instructions for the previous purchase payment. Any change in allocation instructions will be effective at the time we receive the notice in good order.

Accumulation Units
         Each purchase payment you allocate to the sub-accounts will be credited to the Contract as accumulation units. For example, if you make a $10,000 purchase payment to the Money Market Sub-Account when its accumulation unit value equals $10, then we will credit 1,000 accumulation units for the Money Market Sub-Account to your Contract. The Variable Account, in turn, will purchase $10,000 worth of shares of the Money Market Portfolio of the Fund.

Accumulation Unit Value
         Each sub-account values its accumulation units separately. The value of accumulation units will change for each Valuation Period according to the investment performance of the shares of the portfolio held by each sub-account and the deduction of certain expenses and charges.

         The value of an accumulation unit in a sub-account for any Valuation Period equals the value of the accumulation unit as of the immediately preceding Valuation Period, multiplied by the Net Investment Factor for that sub-account for the current Valuation Period. The Net Investment Factor for a Valuation Period is a number representing the change, since the last Valuation Date, in the value of sub-account assets per accumulation unit due to investment income, realized or unrealized capital gain or loss, deductions for taxes, if any, and deductions for the mortality and expense risk charge and administrative expense charge.

         You should expect the value of your Contract to change daily to reflect the investment experience of the portfolios in which you are invested through the sub-accounts, any interest earned on the fixed account options, and the deduction of certain expenses and charges.

Transfers
         You may transfer your Contract's value among investment alternatives before the Payout Start Date, subject to the following restrictions. You may make transfers among all the investment alternatives at any time, except you may not make transfers into the DCA Account. Transfers from the standard fixed account option are taken out on a first-in, first-out basis.

         We reserve the right to assess a $10 charge on each transfer after the twelfth transfer in a Contract Year. We presently waive this charge. We reserve the right to waive transfer restrictions. Transfers to or from more than one investment alternative on the same day are treated as one transfer. Transfers through Dollar Cost Averaging and Automatic Portfolio Rebalancing do not count as transfers.

         After the Payout Start Date, transfers among sub-accounts or from a variable amount income payment to a fixed amount income payment may be made only once every six months and may not be made during the first six months following the Payout Start Date. After the Payout Start Date, transfers out of a fixed amount income payment are not permitted.

Excessive Trading Limits

         For Contracts issued on or after December 1, 2000, in any Contract Year, we reserve the right to limit transfers among the Variable Sub-Accounts, or to refuse any Variable Sub-Account transfer request, if:

         o we believe, in our sole discretion, that excessive trading by such Contract owner or owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable Sub-Account or the share prices of the corresponding Funds or would be to the disadvantage of other Contract owners; or

         o we are informed by one or more of the corresponding Funds that they intend to restrict the purchase or redemption of Fund shares because of excessive trading or because they believe that a specific transfer or groups of transfers would have a detrimental effect on the prices of Fund shares.

         We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Contract owners.

Telephone Transfers
         We accept telephone transfer requests at (800) 242-4402 (Scudder Direct) or (800) 257-9576 (AARP Investment Program Members) if we receive them by 3:00 p.m., Central Time. We will not accept telephone transfer requests received at any other telephone number or after 3:00 p.m., Central Time.

         Telephone transfer requests received before 3:00 p.m., Central Time are effected at the next computed accumulation unit value for the sub-accounts involved. If the NYSE closes early (i.e. before 3:00 p.m. Central Time), or if it closes for a period of time, but then reopens for trading on the same day, we will process telephone transfer requests at the close of the NYSE on that particular day.

         We use procedures that we believe provide reasonable assurance that telephone transfers are authorized by the proper persons. We may tape telephone conversations with persons who claim to authorize the transfer and we may request identifying information from such persons. We disclaim any liability for losses resulting from telephone transfers if the claim is that the transfer was not properly authorized. However, if we do not take reasonable steps to help ensure that such authorizations are valid, then we may be liable for such losses.

Dollar Cost Averaging
         Before the Payout Start Date, you may make transfers automatically through Dollar Cost Averaging (DCA). DCA permits you to transfer a specified amount in equal monthly installments from the one year fixed DCA Account or any sub-account to any of the sub-accounts. DCA may also be used to transfer amounts from a sub-account to the standard fixed account. There is no charge for participating in the DCA program. DCA transfers do not count towards the twelve free transfers allowed during each Contract Year.

         By transferring a set amount on a regular schedule, instead of transferring the total amount at one particular time, you may reduce the risk of investing in the underlying portfolio only when the price is high. Participating in the DCA program does not guarantee a profit and it does not protect against a loss if market prices decline.

Automatic Portfolio Rebalancing
         Transfers may be made automatically through Automatic Portfolio Rebalancing before the Payout Start Date. If you elect Automatic Portfolio Rebalancing, then we will rebalance all of your money allocated to the sub-accounts to your desired allocations on a quarterly basis. Each quarter, money will be transferred among sub-accounts to achieve the desired allocation.

         Unless you send us written notice of a change, the desired allocation will be the allocation you first selected. The new allocation will be effective with the first rebalancing that occurs after we receive the written request. We are not responsible for rebalancing that occurs before our receipt of your written request.

         Transfers made though Automatic Portfolio Rebalancing are not counted toward the twelve free transfers permitted per Contract Year. Any money you have allocated to the fixed account options will not be included in the rebalancing.

Access to Your Money

Withdrawals
         You may withdraw all or part of your Contract Value at any time before the Payout Start Date and before the Owner's death (or the annuitant's death if the Owner is not a natural person). Full or partial withdrawals are available under limited circumstances on or after the Payout Start Date.

         The amount you may withdraw is the full Contract Value next computed after we receive the request for a withdrawal, minus any applicable federal withholding or premium taxes. We do not deduct any withdrawal charges from a full or partial withdrawal.

         We will pay withdrawals from the Variable Account within seven days of receiving the request, unless we delay payments for reasons specified below in "Delay of Payments."

         To complete a partial withdrawal from the Variable Account, we will redeem accumulation units in an amount equal to the withdrawal and any applicable premium taxes. You must name the investment alternatives from which you want to make the withdrawal. If you do not name an investment alternative, we will not honor the incomplete withdrawal request.

         If any portion of the withdrawal is to be taken from the standard fixed account option, then the amount requested will be deducted on a first-in, first-out basis.

         The minimum amount you may withdraw is $50. If your Contract Value after a partial withdrawal would be less than $1,000, then we will treat the request as a request for a full withdrawal and we will pay out the entire Contract Value, minus any applicable federal withholding and premium taxes. We may waive these withdrawal restrictions.

         You may take partial withdrawals automatically through Systematic Withdrawals on a monthly, quarterly, semi-annual or annual basis. You may request Systematic Withdrawals of $50 or more at any time before the Payout Start Date. We may prohibit Systematic Withdrawals if you also elect Dollar Cost Averaging.

         If you have a valid telephone transfer request form on file with us, then you may make a partial withdrawal by telephone. We calculate the Contract Value we will pay you at the price next computed after we receive your withdrawal request. We will pay you the amount you request within seven days of when we receive your request. Unless you elect in writing not to have federal income taxes withheld, we, by law, must withhold taxes from the taxable portion of the withdrawal.

         Partial and full withdrawals may be subject to federal income tax and a 10% tax penalty. This tax and penalty are explained in "Federal Tax Matters" on page 39.

         Generally, you may not make withdrawals after the Payout Start Date. One exception to this rule applies if you are receiving variable income payments that do not depend on the life of the Annuitant (such as under Income Plan 3 described below). In that case you may terminate all or part of the Variable Account portion of the income payments at any time and receive a lump sum equal to the present value of the remaining variable payments associated with the amount withdrawn. To determine the present value of any remaining variable income payments being withdrawn, we use a discount rate equal to the assumed annual investment rate that we use to compute such variable income payments. The minimum amount you may withdraw under this feature is $1,000. A withdrawal charge may apply.
Annuity Income Payments

Payout Start Date for Income Payments
         The Payout Start Date is the day that we apply your money to an income plan under the Contract. You may change the Payout Start Date at any time by sending us written notice at least 30 days before the scheduled Payout Start Date. The Payout Start Date must be:

o    at least one month after the issue date; and

o no later than the day the annuitant reaches age 90, or the 10th anniversary of the issue date, if later.

         The dollar amount of the income payments may be variable, fixed, or both. The method of calculating the first annuity payment is different for the two types of payments.

Variable Income Payments
         The dollar amount of variable income payments depends upon:

o        the investment experience of the sub-accounts you select,
o        any premium taxes due,
o        the age and sex of the annuitant, and
o        the income plan you chose.

         We guarantee that the amount of the income payment will not be affected by actual mortality experience and the amount of our administration expenses. Your Contract contains income payment tables that provide for different benefit payments to men and women of the same age (except in states which require unisex annuity tables). Nevertheless, in accordance with the U.S. Supreme Court's decision in Arizona Governing Committee v. Norris, in certain employment-related situations, annuity tables that do not vary on the basis of sex will be used.

         The total income payments we will pay to you may be more or less than the total of the purchase payments you paid to us because:

o variable income payments will vary with the investment results of the underlying portfolios, and o annuitants may live longer than, or not as long as, expected.

         The income plan option selected will affect the dollar amount of each annuity payment.

         Income payments are determined based on an assumed investment rate, the investment performance of the portfolios in which the sub-accounts you select invest, and the deduction of certain fees and charges. If the actual net investment experience of the sub-accounts is less than the assumed investment rate, then the dollar amount of the income payments will decrease. If the net investment experience equals the assumed investment rate, then the dollar amount of the income payments will stay level. If the net investment experience exceeds the assumed investment rate, then the dollar amount of the income payments will increase. The assumed investment rate under the Contract is 3%. For more information on how variable income payments are determined, see the SAI.

Fixed Income Payments
         If you choose to have any portion of your annuity income payments come from the fixed account, the payment amount will be fixed for the duration of the income plan and guaranteed by us. We calculate the dollar amount of the fixed income payment by applying the portion of the Contract Value in the fixed account on the Payout Start Date minus any applicable premium tax, to the value from the income payment table in your Contract. We will pay you a higher amount if we are offering it at that time.

Annuity Transfers
         After the Payout Start Date, you may not make any transfer from the fixed account. You may transfer amounts between sub-accounts, or from the variable income payment to the fixed income payment starting six months after the Payout Start Date. Transfers may be made once every six months thereafter.

Income Plans

         The income plans offered under the Contract include:

Income Plan 1-- Life Income with Guaranteed Payments:

         We will make payments for as long as the annuitant lives. If the annuitant dies before the selected number of guaranteed payments have been made, then we will continue to pay the remainder of the guaranteed payments to the beneficiary.

Income Plan 2 -- Joint and Survivor Life Income with Guaranteed Payments:

         We will make payments for as long as either the annuitant or joint annuitant, named at the time of income plan selection, lives. If both the annuitant and the joint annuitant die before the selected number of guaranteed payments have been made, then we will continue to pay the remainder of the guaranteed payments to the beneficiary.

Income Plan 3 -- Guaranteed Number of Payments:

         We will make payments for a specified number of months beginning on the Payout Start Date. These payments do not depend on the annuitant's life. The guaranteed number of months may range from 60 to 360. The mortality and expense risk charge will be deducted from Variable Account assets supporting these payments even though we do not bear any mortality risk.

         You may change the income plan until 30 days before the Payout Start Date. If you chose an income plan which depends on the annuitant or joint annuitant's life, then we will require proof of age before income payments begin. Applicable premium taxes will be deducted.

         If you do not select an income plan, then we will make income payments in accordance with Income Plan 1, Life Income with Guaranteed Payments, for 120 months. Other income plans may be available upon request at our discretion. We currently use sex-distinct annuity tables. However, if Congress or the states pass legislation, then we reserve the right to use income payment tables that do not distinguish on the basis of sex. Special rules and limitations may apply to certain Qualified Contracts.

         If the Contract Value to be applied to an income plan is less than $2,000 or the monthly payments determined under the income plan are less than $20, then we may pay the Contract Value, minus any applicable taxes, in a lump sum or we may change the payment frequency to an interval that results in income payments of at least $20.
Death Benefits

Death Benefit Payment Provisions

         A death benefit may be paid to the new Owner determined immediately after the death if, before the Payout Start Date:

o        any Owner dies; or
o        the annuitant dies and an Owner is not a natural person.

         If the new Owner eligible to receive the death benefit is not a natural person, then the new Owner may elect to receive the death benefit in one or more payments. Otherwise, if the new Owner is a natural person, then the new Owner may elect to receive the death benefit in one or more payments or in periodic payments through an annuity income plan.

         The entire death benefit must be paid within five years after the date of death unless an income plan is selected or a surviving spouse continues the Contract in accordance with the following:

         If an income plan is elected, payments from the income plan must begin within one year of the date of death and must be payable throughout:

o    the new Owner's life; or

o    a period not to exceed the new Owner's life expectancy; or

o the new Owner's life with payments guaranteed for a period not to exceed the new Owner's life expectancy.

         If the deceased owner's surviving spouse is the sole new Owner, then the spouse may elect one of the options listed above or may continue the Contract in the accumulation phase as if the death had not occurred. We will only permit the Contract to be continued once.

Death Benefit Amount

         Before the Payout Start Date, the death benefit is equal to the greater of:

o    the Contract Value on the date we determine the death benefit, or

o the sum of all purchase payments, minus any prior withdrawals and premium taxes.

         We will determine the value of the death benefit at the end of the Valuation Period during which we receive a complete request for payment of the death benefit. A complete request includes proof of death, and such other documentation as we may require in our discretion. In addition to the above alternatives, upon purchase of the Contract, if the oldest Owner and annuitant are age 75 or younger as of the date we receive the completed application, then the oldest Owner can select the Enhanced Death Benefit Rider.

Enhanced Death Benefit Rider

         If the Owner is a living individual and that Owner dies, then the Enhanced Death Benefit applies only for the death of such Owner. If an Owner is not a living individual, then the Enhanced Death Benefit applies only for the annuitant's death.

     If you select this Rider, then the death benefit will be the greater of:

o        the death benefit amount, as stated above, or
o        the value of the Enhanced Death Benefit.

         On the issue date, the Enhanced Death Benefit is the initial purchase payment. After the issue date, the Enhanced Death Benefit is recalculated whenever you make a purchase payment, take a withdrawal, or on the Contract Anniversary as follows:

o For purchase payments, the Enhanced Death Benefit equals the most recently calculated Enhanced Death Benefit plus the purchase payment.
o For withdrawals, the Enhanced Death Benefit equals the most recently calculated Enhanced Death Benefit reduced by the amount of the withdrawal.
o On each Contract Anniversary, the Enhanced Death Benefit equals the greater of the Contract Value or the most recently calculated Enhanced Death Benefit.

         If you do not take any withdrawals or make any purchase payments, the Enhanced Death Benefit will be the greatest value of your Contract on any Contract Anniversary on or before the date we calculate the death benefit.

         We will recalculate the Enhanced Death Benefit for purchase payments, withdrawals and on Contract anniversaries until the oldest Owner, or the annuitant if the Owner is not a living individual, reaches age 80. After age 80, the Enhanced Death Benefit will be recalculated only for purchase payments and withdrawals.

         We will determine the value of the death benefit at the end of the Valuation Period during which we receive a complete request for payment, including proof of death. We will not settle any death claim until we receive proof of death satisfactory to us.
Expenses

Deductions from Purchase Payments
         We do not take any deductions from your purchase payments. Therefore, the full amount of every purchase payment is invested in the investment alternatives you select.

Withdrawal Charge
         There are no withdrawal charges under the Contract. We do not take withdrawal charges when you request a full or partial withdrawal. You may withdraw all or part of your Contract Value at any time before the earlier of the Payout Start Date or an Owner's death (if the Owner is not a natural person, the annuitant's death).

         We may withhold federal and state income tax from withdrawal amounts. Certain terminations may also be subject to a federal tax penalty.

Contract Maintenance Charge
         There is no Contract maintenance charge. We bear the maintenance costs. Maintenance costs include, but are not limited to, expenses incurred in collecting purchase payments; keeping records; processing death claims, cash withdrawals, and Contract changes; calculating accumulation unit and annuity unit values; and issuing reports to Owners and regulatory agencies.

Administrative Expense Charge
         We deduct a daily administrative expense charge that equals, on an annual basis, 0.30% of the daily net assets you have allocated to the sub-accounts. This charge is designed to cover actual administrative expenses. The administrative charge does not necessarily equal the expenses we incur.

Mortality and Expense Risk Charge
         We deduct a daily mortality and expense risk charge that equals, on an annual basis, 0.40% of the average daily net assets you have allocated to the sub-accounts. We guarantee that the 0.40% rate will not increase over the Contract's life.

         The mortality risk arises from our guarantee to cover all death benefits and to make income payments in accordance with the income plan you select. The expense risk arises from the possibility that the administrative expense charge, which is guaranteed not to increase, will not be enough to cover actual administrative expenses.

         If you select the Enhanced Death Benefit Rider, then we will deduct an additional mortality and expense risk charge equal, on an annual basis, to 0.10% of the daily net assets you have allocated to the sub-accounts. This results in a total annual mortality and expense risk charge of 0.50% of daily net assets in the sub-accounts.

         We guarantee that the 0.50% rate for the Enhanced Death Benefit Rider will not increase over your Contract's life. For amounts allocated to the Variable Account, we deduct the mortality and expense risk charge during the accumulation and income periods of the Contract.

Taxes
         We deduct applicable state premium taxes or other taxes relative to the Contract (collectively referred to as "premium taxes") at the Payout Start Date or when a total withdrawal occurs. Current premium tax rates range from 0 to 3.5%. We reserve the right to deduct premium taxes from the purchase payments even where the premium taxes are assessed at the Payout Start Date or upon total withdrawal.

         At the Payout Start Date, we will deduct the charge for premium taxes from each investment alternative in the proportion that your value in that investment alternative bears to your total Contract Value.

Transfer Charges
         We do not deduct transfer charges. However, in the future, we may assess a $10 charge on each transfer after the twelfth transfer in a Contract Year. This excludes transfers through Dollar Cost Averaging and Automatic Portfolio Rebalancing. We presently waive this charge.

Fund Expenses
         The portfolios deduct investment charges from the amounts you have invested in the portfolios. A complete description of the expenses and deductions from the portfolios may be found in the Fund's prospectus. The Fund's prospectus accompanies this Prospectus.
Federal Tax Matters

Introduction

         The following discussion is general and is not intended as tax advice. We make no guarantee regarding the tax treatment of any contract or transaction involving a contract.

         Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, then you should consult a competent tax adviser.

Taxation of Annuities in General

Tax Deferral
         Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

1.   the owner is a "natural person,"

2. the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department Regulations, and

3. Glenbrook Life is considered the owner of the Variable Account assets for federal income tax purposes.

Non-natural Owners
         As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contract is taxed as ordinary income received or accrued by the owner during the taxable year. Please see the SAI for a discussion of several exceptions to the general rule for contracts owned by non-natural persons.

Diversification Requirements
         For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the owner during the taxable year. Although Glenbrook Life does not have control over the portfolios or their investments, we expect the portfolios to meet the diversification requirements.

Ownership Treatment
         The IRS has stated that you will be considered the owner of Variable Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Variable Account investments may cause an investor to be treated as the owner of the Variable Account. The Treasury Department also stated that future Guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the Variable Account.

         Your rights under this Contract are different from those described by the IRS in rulings in which it found that contract owners were not owners of Variable Account assets. For example, you have the choice to allocate premiums and contract values among more investment options. Also you may be able to transfer among investment options more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be included in your gross income. Glenbrook Life does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.

Taxation of Partial and Full Withdrawals
         If you make a partial withdrawal under a non-qualified Contract, amounts received are taxable to the extent the Contract Value exceeds the investment in the contract. The investment in the Contract is the gross premiums paid for the Contract minus any amounts previously received from the contract if such amounts were properly excluded from your gross income. If you make a partial withdrawal under a qualified contract, the portion of the payment that bears the same ratio to the total payment as the investment in the contract (i.e., nondeductible IRA contributions, after tax contributions to qualified plans) bears to the Contract Value, is excluded from your income. If you make a full withdrawal under a non-qualified Contract or a qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the contract.

         "Non-qualified distributions" from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions. "Qualified distributions" from Roth IRAs are not included in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:

o        made on or after the date the individual attains age 59 1/2,
o        made to a beneficiary after the owner's death,
o        attributable to the owner being disabled, or
o for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).

         If you transfer a non-qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the contract at the time of transfer. Except for certain qualified Contracts, any amount you receive as a loan under a Contract, and any assignment or pledge (or agreement to assign or pledge) of the Contract Value is treated as a withdrawal of such amount or portion.

Taxation of Annuity Payments
         Generally, the rule for income taxation of payments received from a nonqualified Contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. If you die and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.

Taxation of Death Benefits
         Death of an owner, or death of the annuitant if the Contract is owned by a non-natural person, will cause a distribution of Death Benefits from a Contract. Generally, such amounts are included in income as follows:

1. if distributed in a lump sum, the amounts are taxed in the same manner as a full withdrawal, or

2. if distributed under an annuity option, the amounts are taxed in the same manner as an annuity payment.

     Please see the SAI for more detail on distribution at death requirements.

Penalty Tax on Premature Distributions
         A 10% penalty tax applies to the taxable amount of any premature distribution from a nonqualified Contract. The penalty tax generally applies to any distribution made before the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

1.       Made on or after the date the owner attains age 59 1/2,
2.       Made as a result of an owner's death or disability,
3. Made in substantially equal periodic payments over the owner's life or life expectancy,
4.       Made under an immediate annuity, or
5.       Attributable to an investment in the Contract before August 14, 1982.

     You should consult a competent tax advisor to determine if any other exceptions to the penalty apply to your situation. Similar exceptions may apply to distributions from qualified Contracts.

Aggregation of Annuity Contracts
         All non-qualified deferred annuity contracts issued by Glenbrook Life (or our affiliates) to the same owner during any calendar year will be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.

Tax Qualified Contracts
         The Contract may be used as investments with certain Qualified Plans such as:

o Individual Retirement Annuities or Accounts (IRAs) under Section 408(b) of the Code;

o    Roth IRAs under Section 408A of the Code;

o    Simplified Employee Pension Plans under Section 408(k) of the Code;

o Savings Incentive Match Plans for Employees (SIMPLE) Plans under Section 408(p) of the Code;

o    Tax Sheltered Annuities under Section 403(b) of the Code;

o    Corporate and Self Employed Pension and Profit Sharing Plans; and

o State and Local Government and Tax-Exempt Organization Deferred Compensation Plans.

         The income on qualified plan and IRA investments is tax deferred and variable annuities held by such plans do not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing a variable annuity in a qualified plan or IRA. Glenbrook Life reserves the right to limit the availability of the Contract for use with any of the Qualified Plans listed below.

         In the case of certain Qualified Plans, the terms of the plans may govern the right to benefits, regardless of the terms of the Contract.

Restrictions Under Section 403(b) Plans
         Section 403(b) of the Code provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under
Section 403(b), any Contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:

o    attains age 59 1/2,

o    separates from service,

o    dies,

o    becomes disabled, or

o on account of hardship (earnings on salary reduction contributions may not be distributed on account of hardship).

         These limitations do not apply to withdrawals where Glenbrook Life is directed to transfer some or all of the Contract Value to another Section 403(b) plan.

Income Tax Withholding
         We are required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless you elect to make a "direct rollover" of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from qualified Contracts, excluding IRAs, with the exception of :

1.   Required minimum distributions, or

2. A series of substantially equal periodic payments made over a period of at least 10 years, or

3.   Over the life (joint lives) of the participant (and beneficiary).

     Glenbrook Life may be required to withhold federal and state income taxes on any distributions from nonqualified Contracts, or qualified Contracts that are not eligible rollover distributions, unless you notify us of your election not to have taxes withheld.

General Matters

Owner
         The Owner ("you") has the sole right to exercise all rights and privileges under the Contract, except as otherwise provided in the Contract. Both a nonnatural and natural person cannot jointly own the Contract.

Beneficiary
         Subject to the terms of any irrevocable beneficiary designation, you may change the beneficiary at any time by sending us written notice. Any change will be effective at the time you sign the notice, whether or not the annuitant is living when we receive the change. We will not be liable for any payment or settlement made before we receive the written notice.

         Unless otherwise provided in the beneficiary designation, if a beneficiary predeceases the Owner and there are no other surviving beneficiaries, then the new beneficiary will be the Owner's spouse. If the spouse predeceases the Owner then, the Owner's living children (in equal shares). If all are deceased, then the Owner's estate.

         Multiple beneficiaries may be named. Unless otherwise provided in the beneficiary designation, if more than one beneficiary survives the Owner, then the surviving beneficiaries will share equally in any amounts due.

Assignments
         We will not honor an assignment of an interest in a Contract as collateral or security for a loan. The Owner may assign annuity income payments under the Contract before the Payout Start Date. No beneficiary may assign benefits under the Contract until they are due. We will not be bound by an assignment unless it is signed by the assignor and filed with us. We are not responsible for the validity of an assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments.

Delay of Payments
         Payment of any amounts due from the Variable Account under the Contract will be made within seven days, unless:

o The NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is otherwise restricted;

o    An emergency exists as defined by the SEC; or

o The SEC permits delay for the protection of the Owners. Payments or transfers from the fixed account may be delayed for up to 6 months.

Modification
         We cannot modify the Contract without your consent, except:

o to make the Contract meet the requirements of the 1940 Act; o to make the Contract comply with any changes in the Code; or o to make any changes required by the Code or by any other applicable law.

Customer Inquiries
         If you would like additional information, please contract a representative of Glenbrook Life or call us at:

Scudder Horizon Advantage
Customer Service Center
P.O. Box 80469
Lincoln, NE 68501-0469
(800) 242-4402 (Scudder Direct)
(800) 257-9576 (AARP Investment Program Members)

Overnight Mailing Address:
Scudder Horizon Advantage
Customer Service Center
2940 S. 84th Street
Lincoln, NE 65806

Distribution of the Contracts

     ALFS, Inc. ("ALFS"), 3100 Sanders Road, Northbrook, Illinois, a wholly owned subsidiary of Allstate Life Insurance Company, acts as the principal underwriter of the Contracts. ALFS is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. ("NASD").

     ALFS has contracted with Scudder Investors Services, Inc. ("Scudder") for Scudder's services in connection with the distribution of the Contract. Scudder is registered with the SEC as a broker-dealer under the 1934 Act and is a member of the NASD. Individuals directly involved in the sale of the Contract are registered representatives of Scudder and appointed licensed agents of Glenbrook Life. The principal address of Scudder is Two International Place, Boston, Massachusetts 02110-4103.

     The underwriting agreement with ALFS provides for indemnification of ALFS by us for liability to Owners arising out of services rendered or Contracts issued. Voting Rights The Owner or anyone with a voting interest in a sub-account may instruct us on how to vote at Fund shareholder meetings. We will solicit and cast each vote according to the procedures set up by a Fund and to the extent required by law. We reserve the right to vote the eligible shares in our own right, if subsequently permitted by the 1940 Act, its regulations or interpretations thereof.

     We will vote Fund shares for which no timely instructions were received in proportion to the voting instructions which we receive with respect to all Contracts participating in that sub-account. We will apply voting instructions to abstain on a pro-rata basis to reduce the votes eligible to be cast.

     Before the Payout Start Date, you hold the voting interest in the sub-account. We will determine the number of your votes by dividing your Contract's value in the sub-account by the net asset value per share of the applicable portfolio.

     After the Payout Start Date, the person receiving variable income payments has the voting interest and the votes decrease as income payments are made and the reserves for the Contract decrease. That person's number of votes will be determined by dividing the reserve for such Contract allocated to the applicable sub-account by the net asset value per share of the corresponding eligible portfolio.

General Provisions

Legal Proceedings
         From time to time we are involved in pending and threatened litigation in the normal course of our business in which claims for monetary damages are asserted. Management, after consultation with legal counsel, does not anticipate the ultimate liability arising from such pending or threatened litigation to have a material effect on our financial condition.

Financial Statements
         Our financial statements and the financial statements of the Variable Account are included in the SAI.

Legal Matters
         Foley & Lardner has provided advice on certain federal securities law matters. Michael J. Velotta, General Counsel of Glenbrook Life, has passed upon all matters of state law pertaining to the Contracts, including the validity of the Contracts and our right to issue such Contracts under state insurance law.

Statement of Additional Information

Table of Contents
ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS...........................1
REINVESTMENT...................................................................1
THE CONTRACT...................................................................1
PURCHASE OF CONTRACTS..........................................................1
PERFORMANCE DATA...............................................................2
      Money Market Sub-Account Yields..........................................2
      Other Sub-Account Yields.................................................3
STANDARDIZED TOTAL RETURNS.....................................................4
OTHER PERFORMANCE DATA.........................................................5
      Cumulative Total Returns.................................................5
      Adjusted Historical Portfolio Total Returns..............................5
      Without the Enhanced Death Benefit.......................................6
      With the Enhanced Death Benefit..........................................6
TAX-FREE EXCHANGES (1035 EXCHANGES, ROLLOVERS AND TRANSFERS)...................7
PREMIUM TAXES..................................................................7
TAX RESERVES...................................................................7
INCOME PAYMENTS................................................................7
      Calculation of Variable Annuity Unit Values..............................7
GENERAL MATTERS................................................................8
      Incontestability.........................................................8
      Settlements..............................................................8
      Safekeeping of the Variable Account's Assets.............................8
FEDERAL TAX MATTERS............................................................9
      Introduction.............................................................9
      Taxation of Glenbrook Life and Annuity Company...........................9
      Exceptions to the Non-natural Owner Rule.................................9
      IRS Require Distribution at Death Rules.................................10
      Qualified Plans.........................................................10
      Types of Qualified Plans................................................10
           IRAs...............................................................11
           Roth IRAs..........................................................11
           Simplified Employee Pension Plans..................................11
           Savings Incentive Match Plans for Employees
           (SIMPLE Plans).....................................................12
           Tax Sheltered Annuities............................................12
           Corporate and Self-Employed Pension and Profit
                  Sharing Plans...............................................12
           State and Local Government and Tax-Exempt
           Organization ......................................................13
           Deferred Compensation Plans........................................13
EXPERTS.......................................................................13
FINANCIAL STATEMENTS..........................................................13

Condensed Financial Information

     The following condensed financial information shows accumulation unit values for each sub-account for each year since the sub-account started operation. Accumulation unit value is the unit we use to calculate the value of your interest in a sub-account. Accumulation unit value does not reflect the deduction of certain charges that we subtract from your Contract Value. The data is obtained from the audited financial statement of the Variable Account that can be found in the SAI.

Base Policy*

Balanced Sub-Account

-------------- ------------------ ------------------ ---------------------------
               Accumulation       Accumulation       Number of accumulation
               unit value at      unit value at      units outstanding at the
               beginning of year  the end of the     end of the year
                                      year
-------------- ------------------ ------------------ ---------------------------
-------------- ------------------ ------------------ ---------------------------
1998**              $10.000            $10.622                  1,848
-------------- ------------------ ------------------ ---------------------------
-------------- ------------------ ------------------ ---------------------------
1999                $10.622            $12.164                 176,670
-------------- ------------------ ------------------ ---------------------------
-------------- ------------------ ------------------ ---------------------------
2000                $12.164            $11.835                 245,975
-------------- ------------------ ------------------ ---------------------------

Bond Sub-Account

-------------- ------------------ ------------------ ---------------------------
               Accumulation       Accumulation       Number of accumulation
               unit value at      unit value at      units outstanding at the
               beginning of year  the end of the     end of the year
                                      year
-------------- ------------------ ------------------ ---------------------------
-------------- ------------------ ------------------ ---------------------------
1998**              $10.000            $9.994                    806
-------------- ------------------ ------------------ ---------------------------
-------------- ------------------ ------------------ ---------------------------
1999                $9.994             $9.830                  33,053
-------------- ------------------ ------------------ ---------------------------
-------------- ------------------ ------------------ ---------------------------
2000                $9.830             $10.792                 81,335
-------------- ------------------ ------------------ ---------------------------


Capital Growth Sub-Account

-------------- ------------------ ------------------ ---------------------------
               Accumulation       Accumulation       Number of accumulation
               unit value at      unit value at      units outstanding at the
               beginning of year  the end of the     end of the year
                                      year
-------------- ------------------ ------------------ ---------------------------
-------------- ------------------ ------------------ ---------------------------
1998**              $10.000            $10.709                   752
-------------- ------------------ ------------------ ---------------------------
-------------- ------------------ ------------------ ---------------------------
1999                $10.709            $14.381                 116,096
-------------- ------------------ ------------------ ---------------------------
-------------- ------------------ ------------------ ---------------------------
2000                $14.381            $12.867                 183,859
-------------- ------------------ ------------------ ---------------------------

Global Discovery Sub-Account

-------------- ------------------ ------------------ ------------------------
               Accumulation       Accumulation       Number of accumulation
               unit value at      unit value at      units outstanding at
               beginning of year  the end of the     the end of the year
                                      year
-------------- ------------------ ------------------ ------------------------
-------------- ------------------ ------------------ ------------------------
1998**              $10.000            $10.858                 --
-------------- ------------------ ------------------ ------------------------
-------------- ------------------ ------------------ ------------------------
1999                $10.858            $17.887               22,009
-------------- ------------------ ------------------ ------------------------
-------------- ------------------ ------------------ ------------------------
2000                $17.887            $16.82                70,051
-------------- ------------------ ------------------ ------------------------

Growth and Income Sub-Account

-------------- ------------------ ------------------ ------------------------
               Accumulation       Accumulation       Number of accumulation
               unit value at      unit value at      units outstanding at
               beginning of year  the end of the     the end of the year
                                      year
-------------- ------------------ ------------------ ------------------------
-------------- ------------------ ------------------ ------------------------
1998**              $10.000            $10.047                 803
-------------- ------------------ ------------------ ------------------------
-------------- ------------------ ------------------ ------------------------
1999                $10.047            $10.584               96,973
-------------- ------------------ ------------------ ------------------------
-------------- ------------------ ------------------ ------------------------
2000                $10.584            $10.290               146,339
-------------- ------------------ ------------------ ------------------------

International Sub-Account

-------------- ------------------ ------------------ ------------------------
               Accumulation       Accumulation       Number of accumulation
               unit value at      unit value at      units outstanding at
               beginning of year  the end of the     the end of the year
                                      year
-------------- ------------------ ------------------ ------------------------
-------------- ------------------ ------------------ ------------------------
1998**              $10.000            $10.378                 --
-------------- ------------------ ------------------ ------------------------
-------------- ------------------ ------------------ ------------------------
1999                $10.378            $15.924               61,817
-------------- ------------------ ------------------ ------------------------
-------------- ------------------ ------------------ ------------------------
2000                $15.924            $12.382               93,846
-------------- ------------------ ------------------ ------------------------

Growth Sub-Account****

--------------- ------------------ ------------------- ----------------------
                Accumulation       Accumulation unit   Number of
                unit value at      value at the end    accumulation units
                beginning of year  of the year         outstanding at the
                                                       end of the year
--------------- ------------------ ------------------- ----------------------
--------------- ------------------ ------------------- ----------------------
1998                   --                 --                    --
--------------- ------------------ ------------------- ----------------------
--------------- ------------------ ------------------- ----------------------
1999***              $10.000            $13.536               23,676
--------------- ------------------ ------------------- ----------------------
--------------- ------------------ ------------------- ----------------------
2000                 $13.536            $11.070               84,207
--------------- ------------------ ------------------- ----------------------

Money Market Sub-Account

-------------- ------------------ ------------------ ------------------------
               Accumulation       Accumulation       Number of accumulation
               unit value at      unit value at      units outstanding at
               beginning of year  the end of the     the end of the year
                                      year
-------------- ------------------ ------------------ ------------------------
-------------- ------------------ ------------------ ------------------------
1998**              $10.000            $10.035                3,111
-------------- ------------------ ------------------ ------------------------
-------------- ------------------ ------------------ ------------------------
1999                $10.035            $10.464               89,890
-------------- ------------------ ------------------ ------------------------
-------------- ------------------ ------------------ ------------------------
2000                $10.464            $11.039               319,420
-------------- ------------------ ------------------ ------------------------

21st Century Growth Sub-Account

--------------- ------------------ -------------------- ---------------------
                Accumulation       Accumulation unit    Number of
                unit value at      value at the end     accumulation units
                beginning of year  of the year          outstanding at the
                                                        end of the year
--------------- ------------------ -------------------- ---------------------
--------------- ------------------ -------------------- ---------------------
1998                   --                  --                   --
--------------- ------------------ -------------------- ---------------------
--------------- ------------------ -------------------- ---------------------
1999***              $10.000             $17.584               9,838
--------------- ------------------ -------------------- ---------------------
--------------- ------------------ -------------------- ---------------------
2000                 $17.584             13.518                73,620
--------------- ------------------ -------------------- ---------------------

* The accumulation unit values in the tables reflect a mortality and expense risk charge of 0.40% and an administrative expense charge of 0.30%.

** From commencement of the sub-account on November 30, 1998.

*** From commencement of the sub-account on May 3, 1999.

**** Prior to May 1, 2001, the Growth Sub-Account was named the Large Company Growth Sub-Account.

Base Policy with Enhanced Death Benefit*

Balanced Sub-Account

-------------- ------------------ ------------------ ------------------------
               Accumulation       Accumulation       Number of accumulation
               unit value at      unit value at      units outstanding at
               beginning of year  the end of the     the end of the year
                                      year
-------------- ------------------ ------------------ ------------------------
-------------- ------------------ ------------------ ------------------------
1998**              $10.000            $10.621                 --
-------------- ------------------ ------------------ ------------------------
-------------- ------------------ ------------------ ------------------------
1999                $10.621            $12.150                39727
-------------- ------------------ ------------------ ------------------------
-------------- ------------------ ------------------ ------------------------
2000                $12.150            $11.810               73,488
-------------- ------------------ ------------------ ------------------------

Bond Sub-Account

-------------- ------------------ ------------------ ------------------------
               Accumulation       Accumulation       Number of accumulation
               unit value at      unit value at      units outstanding at
               beginning of year  the end of the     the end of the year
                                      year
-------------- ------------------ ------------------ ------------------------
-------------- ------------------ ------------------ ------------------------
1998**              $10.000            $9.993                  --
-------------- ------------------ ------------------ ------------------------
-------------- ------------------ ------------------ ------------------------
1999                $9.993             $9.819                 3,220
-------------- ------------------ ------------------ ------------------------
-------------- ------------------ ------------------ ------------------------
2000                $9.819             $10.769                4,112
-------------- ------------------ ------------------ ------------------------

Capital Growth Sub-Account

-------------- ------------------ ------------------ ------------------------
               Accumulation       Accumulation       Number of accumulation
               unit value at      unit value at      units outstanding at
               beginning of year  the end of the     the end of the year
                                      year
-------------- ------------------ ------------------ ------------------------
-------------- ------------------ ------------------ ------------------------
1998**              $10.000            $10.708                 --
-------------- ------------------ ------------------ ------------------------
-------------- ------------------ ------------------ ------------------------
1999                $10.708            $14.366               52,287
-------------- ------------------ ------------------ ------------------------
-------------- ------------------ ------------------ ------------------------
2000                $14.366            $12.840               83,099
-------------- ------------------ ------------------ ------------------------

Global Discovery Sub-Account

-------------- ------------------ ------------------ ------------------------
               Accumulation       Accumulation       Number of accumulation
               unit value at      unit value at      units outstanding at
               beginning of year  the end of the     the end of the year
                                      year
-------------- ------------------ ------------------ ------------------------
-------------- ------------------ ------------------ ------------------------
1998**              $10.000            $10.857                 --
-------------- ------------------ ------------------ ------------------------
-------------- ------------------ ------------------ ------------------------
1999                $10.857            $17.867                8,007
-------------- ------------------ ------------------ ------------------------
-------------- ------------------ ------------------ ------------------------
2000                $17.867            $16.788               36,312
-------------- ------------------ ------------------ ------------------------

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

Growth and Income Sub-Account

-------------- ------------------ ------------------ ------------------------
               Accumulation       Accumulation       Number of accumulation
               unit value at      unit value at      units outstanding at
               beginning of year  the end of the     the end of the year
                                      year
-------------- ------------------ ------------------ ------------------------
-------------- ------------------ ------------------ ------------------------
1998**              $10.000            $10.046                 --
-------------- ------------------ ------------------ ------------------------
-------------- ------------------ ------------------ ------------------------
1999                $10.046            $10.572               34,057
-------------- ------------------ ------------------ ------------------------
-------------- ------------------ ------------------ ------------------------
2000                $10.572            $10.628               30,579
-------------- ------------------ ------------------ ------------------------

International Sub-Account

-------------- ------------------ ------------------ ------------------------
               Accumulation       Accumulation       Number of accumulation
               unit value at      unit value at      units outstanding at
               beginning of year  the end of the     the end of the year
                                      year
-------------- ------------------ ------------------ ------------------------
-------------- ------------------ ------------------ ------------------------
1998**              $10.000            $10.378                 --
-------------- ------------------ ------------------ ------------------------
-------------- ------------------ ------------------ ------------------------
1999                $10.378            $15.907               18,247
-------------- ------------------ ------------------ ------------------------
-------------- ------------------ ------------------ ------------------------
2000                $15.907            $12.356               37,432
-------------- ------------------ ------------------ ------------------------

Growth Sub-Account****

--------------- ------------------ ------------------- ----------------------
                Accumulation       Accumulation unit   Number of
                unit value at      value at the end    accumulation units
                beginning of year  of the year         outstanding at the
                                                       end of the year
--------------- ------------------ ------------------- ----------------------
--------------- ------------------ ------------------- ----------------------
1998                   --                 --                    --
--------------- ------------------ ------------------- ----------------------
--------------- ------------------ ------------------- ----------------------
1999***              $10.000            $13.527                6,372
--------------- ------------------ ------------------- ----------------------
--------------- ------------------ ------------------- ----------------------
2000                 $13.527            $11.051               30,850
--------------- ------------------ ------------------- ----------------------

Money Market Sub-Account

-------------- ------------------ ------------------ ------------------------
               Accumulation       Accumulation       Number of accumulation
               unit value at      unit value at      units outstanding at
               beginning of year  the end of the     the end of the year
                                      year
-------------- ------------------ ------------------ ------------------------
-------------- ------------------ ------------------ ------------------------
1998**              $10.000            $10.035                 --
-------------- ------------------ ------------------ ------------------------
-------------- ------------------ ------------------ ------------------------
1999                $10.035            $10.452               14,201
-------------- ------------------ ------------------ ------------------------
-------------- ------------------ ------------------ ------------------------
2000                $10.452            $11.016               32,254
-------------- ------------------ ------------------ ------------------------

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

21st Century Growth Sub-Account

--------------- ------------------ ------------------- ----------------------
                Accumulation       Accumulation unit   Number of
                unit value at      value at the end    accumulation units
                beginning of year  of the year         outstanding at the
                                                       end of the year
--------------- ------------------ ------------------- ----------------------
--------------- ------------------ ------------------- ----------------------
1998                   --                 --                    --
--------------- ------------------ ------------------- ----------------------
--------------- ------------------ ------------------- ----------------------
1999***              $10.000            $17.573                4,785
--------------- ------------------ ------------------- ----------------------
--------------- ------------------ ------------------- ----------------------
2000                 $17.573            $13.496               37,685
--------------- ------------------ ------------------- ----------------------


* The accumulation unit values in the tables reflect a mortality and expense risk charge of 0.50% and an administrative expense charge of 0.30%.

** From commencement of the sub-account on November 30, 1998.

*** From commencement of the sub-account on May 3, 1999.

**** Prior to May 1, 2001, the Growth Sub-Account was named the Large Company Growth Sub-Account.


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